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                                                                   Exhibit 10.22

                         BEAR STEARNS ADVISORY AGREEMENT

     This ADVISORY AGREEMENT (this "Agreement") is made and entered into as of May 11, 1999, by and between Integrated Circuit Systems, Inc., a Pennsylvania corporation (the "Company"), and ICST Acquisition Corp., a Delaware corporation ("Bear Stearns"). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement and Plan of Merger, dated as of January 20, 1999, as amended, by and among the Company and ICS Merger Corp., a Pennsylvania corporation (the "Merger Agreement").

     WHEREAS, the Company desires to retain Bear Stearns and Bear Stearns desires to perform for the Company and its subsidiaries certain services;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

     1. Term. This Agreement shall be in effect for an initial term of ten (10) years commencing on the date hereof (the "Term"), and shall be automatically extended thereafter on a year to year basis unless the Company or Bear Stearns provides written notice of its desire to terminate this Agreement to the other party 90 days prior to the expiration of the Term or any extension thereof provided that this Agreement shall terminate upon the termination of the Bain Capital Advisory Agreement as in existence on the date hereof and as amended, modified or replaced (the "Bain Advisory Agreement"), dated as of the date hereof, by and between the Company and Bain Capital Partners VI, L.P. (together with its successors, assigns and designees, "Bain"). No termination of this Agreement, whether pursuant to this paragraph or otherwise, shall effect the Company's obligations with respect to the fees, costs and expenses incurred by Bear Stearns in rendering services hereunder and not reimbursed by the Company as of the effective date of such termination.

     2. Services. Bear Stearns shall perform or cause to be performed such services for the Company and its subsidiaries as directed by the Company's board of directors, which may include, without limitation, the following:

          (a) general executive and management services;

          (b) identification, support, negotiation and analysis of acquisitions and dispositions by the Company or its subsidiaries;

          (c) support, negotiation and analysis of financing alternatives, including, without limitation, in connection with acquisitions, capital expenditures and refinancing of existing indebtedness;
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          (d) finance functions, including assistance in the preparation of financial projections, and monitoring of compliance with financing agreements;

          (e) marketing functions, including monitoring of marketing plans and strategies:

          (f) human resource functions, including searching and hiring of executives; and

          (g) other services for the Company and its subsidiaries upon which the Company's board of directors and Bear Stearns agree.

     3. Advisory Fee. Payment for services rendered by Bear Stearns and/or its affiliates incurred in connection with the performance of services pursuant to this Agreement shall be in an amount equal to one-third of the payments made by the Company to Bain and its permitted assignees pursuant to the terms of the Bain Advisory Agreement during the same period of time, plus reasonable out-of-pocket expenses of Bear Stearns and/or its affiliates, payable by the Company to Bear Stearns or its designees on a quarterly basis in advance commencing as of the date hereof (such that, pursuant to the Bain Advisory Agreement in effect as of the date hereof (and assuming no amendment, modification or waiver thereof), Bain would be entitled to $750,000 per annum and Bear Stearns would be entitled to $250,000 per annum, in each case plus reasonable out-of-pocket expenses).

     4. Transaction Fees.

          (a) The Company hereby agrees to pay to Bear Stearns or its designees on the Closing Date a fee for services rendered in connection with the structuring of the financing for the transactions contemplated by the Merger Agreement and certain other management services. Such fees shall be payable to Bear Stearns or its designees by wire transfer in an amount not to exceed 40% of the aggregate value of the closing fees paid to Bain and its designees pursuant to clause 4(a) of the Bain Advisory Agreement, plus reasonable out-of-pocket expenses.

          (b) In addition, during the term of this Agreement, the Company shall pay to Bear Stearns or its designees, for any transaction in which Bain receives a transaction fee in connection with the consummation of each acquisition, divestiture or financing by the Company or its subsidiaries in an amount equal to 25% of the aggregate value of transaction fees paid to Bain and its designees pursuant to clause 4(b) of the Bain Advisory Agreement for such transaction, plus reasonable out-of-pocket expenses.

     5. Personnel. Bear Stearns shall provide and devote to the performance of this Agreement such partners, employees and agents of Bear Stearns as Bear Stearns shall deem appropriate to the furnishing of the services required.

     6. Liability. Neither Bear Stearns nor any other Indemnitee (as defined in
Section 7 below) shall be liable to the Company or its subsidiaries or affiliates for any loss, liability, damage


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or expense arising out of or in connection with the performance of services contemplated by this Agreement, unless such loss, liability, damage or expense shall be proven to result directly from gross negligence, willful misconduct or bad faith on the part of an Indemnitee acting within the scope of such person's employment or authority. Bear Stearns makes no representations or warranties, express or implied, in respect of the services to be provided by Bear Stearns or any of the other Indemnitees. Except as Bear Stearns may otherwise agree in writing after the date hereof: (i) Bear Stearns shall have the right to, and shall have no duty (contractual or otherwise) not to, directly or indirectly:
(A) engage in the same or similar business activities or lines of business as the Company, including those competing with the Company and (B) do business with any client or customer of the Company; (ii) neither Bear Stearns nor any officer, director, employee, partner, affiliate or associated entity thereof shall be liable to the Company or its subsidiaries or affiliates for breach of any duty (contractual or otherwise) by reason of any such activities of or of such person's participation therein; and (iii) in the event that Bear Stearns acquires knowledge of a potential transaction or matter that may be a corporate opportunity for both the Company and Bear Stearns or any other person, Bear Stearns shall have no duty (contractual or otherwise) to communicate or present such corporate opportunity to the Company and, notwithstanding any provision of this Agreement to the contrary, shall not be liable to the Company or its affiliates for breach of any duty (contractual or otherwise) by reasons of the fact that Bear Stearns directly or indirectly pursues or acquires such opportunity for itself, directs such opportunity to another person, or does not present such opportunity to the Company. In no event will either party hereto be liable to the other for any indirect, special, incidental or consequential damages, including lost profits or savings, whether or not such damages are foreseeable, or in respect of any liabilities relating to any third party claims (whether based in contract, tort or otherwise) other than the Claims (as defined in Section 7 below) relating to the service to be provided by Bear Stearns hereunder.

     7. Indemnity. The Company and its subsidiaries shall defend, indemnify and hold harmless each of Bear Stearns, its affiliates, partners, employees and agents (collectively, the "Indemnitees") from and against any and all loss, liability, damage or expenses arising from any claim by any person with respect to, or in any way related to, the performance of services contemplated by this Agreement (including attorneys' fees) (collectively, "Claims") resulting from any act or omission of any of the Indemnitees, other than for Claims which shall be proven to be the direct result of gross negligence, bad faith or willful misconduct by an Indemnitee. The Company and its subsidiaries shall defend at its own cost and expense any and all suits or actions (just or unjust) which may be brought against the Company, any of its subsidiaries or any of the Indemnitees or in which any of the Indemnitees may be impleaded with others upon any Claims, or upon any matter, directly or indirectly, related to or arising out of this Agreement or the performance hereof by any of the Indemnitees, except that if such damage shall be proven to be the direct result of gross negligence, bad faith or willful misconduct by an Indemnitee, then Bear Stearns shall reimburse the Company and its subsidiaries for the costs of defense and other costs incurred by the Company and its subsidiaries.


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     8. Notices. All notices hereunder shall be in writing and shall be delivered personally or mailed by United States mail, postage prepaid, addressed to the parties as follows:

     To the Company:

     Integrated Circuit Systems, Inc.
     2435 Boulevard of the Generals
     Valley Forge, PA 19482
     Attn:   Chief Executive Officer

     With a copy to:

     Pepper Hamilton LLP
     3000 Two Logan Square
     18th and Arch Streets
     Philadelphia, PA 19103
     Facsimile:   (215) 981-4750
     Attn:   Robert A. Friedel

     To Bear Stearns:

     ICST Acquisition Corp.
     c/o Bear, Stearns & Co. Inc.
     245 Park Avenue, 20th Floor
     New York, NY 10167
     Facsimile:   (212) 272-2000
     Attn:   John D. Howard
             Bodil M. Arlander

     With a copy to:

     Kirkland & Ellis
     655 Fifteenth Street, N.W.
     Washington, D.C. 20005
     Attn:   Richard L. Perkal

     To Bain:

     c/o Bain Capital, Inc.
     Two Copley Place
     Boston, MA 02116
     Facsimile:   (617) 572-3274
     Attn:   David Dominik
             Michael Krupka
             Yoo Jin Kim


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     With a copy to:

     Kirkland & Ellis
     200 East Randolph Drive
     Chicago, IL 60601
     Attn:   Jeffrey C. Hammes, P.C.
             Jeffrey Seifman

     9. Assignment. Neither party may assign any obligations hereunder to any other party without the prior written consent of the other party (which consent shall not be unreasonably withheld); provided that Bear Stearns may, without consent of the Company, assign its rights and obligations under this Agreement to any of its affiliates, provided that such affiliate is a person or entity directly or indirectly controlled by or under common control with The Bear Stearns Companies Inc. The assignor shall remain liable for the performance of any assignee.

     10. Successors. This Agreement and all the obligations and benefits hereunder shall inure to the successors and assigns of the parties.

     11. Counterparts. This Agreement may be executed and delivered by each party hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

     12. Entire Agreement; Modification; Governing Law. The terms and conditions hereof constitute the entire agreement between the parties hereto with respect to the subject matter of this Agreement and supersede all previous communications, either oral or written, representations or warranties of any kind whatsoever, except as expressly set forth herein. No modifications of this Agreement nor waiver of the terms or conditions thereof shall be binding upon either party unless approved in writing by an authorized representative of such party and by Bain. All issues concerning this agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York.

     13. Construction. References herein to this Agreement, the Bain Advisory Agreement or any other agreement shall be references to such agreement, as amended, modified, supplemented or waived from time to time.

                                    * * * * *


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     IN WITNESS WHEREOF, the parties have executed this Advisory Agreement as of the date first written above.

                                          INTEGRATED CIRCUIT SYSTEMS, INC.

                                          /s/ Hock E. Tan
                                          ----------------------------------
                                          By:    Hock E. Tan
                                          Its:   Chief Executive Officer


                                          ICST ACQUISITION CORP.

                                          By:   /s/ Bodil Arlander
                                          ----------------------------------
                                          Name:  Bodil Arlander
                                          Its:   Vice President


     Acknowledged and accepted:

     BAIN CAPITAL, PARTNERS VI, LP. INC.

     By:  BAIN CAPITAL INVESTORS VI, INC.
     Its: General Partner

     By:   ________________________
     Name: ________________________
     Its:  ________________________

     IN WITNESS WHEREOF, the parties have executed this Advisory Agreement as of the date first written above.


                                          INTEGRATED CIRCUIT SYSTEMS, INC.

                                               /s/ Hock E. Tan
                                          ----------------------------------
                                          By:      Hock E. Tan
                                          Its:     Chief Executive Officer


                                          ICST ACQUISITION CORP.

                                          By:    /s/ Bodil Arlander
                                                 ---------------------------
                                          Name:  Bodil Arlander
                                          Its:   Vice President


     Acknowledged and accepted:

     BAIN CAPITAL, PARTNERS VI, LP. INC.

     By:  BAIN CAPITAL INVESTORS VI, INC.
     Its: General Partner

     By:____________________________
     Name:__________________________
     Its:___________________________
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     IN WITNESS WHEREOF, the parties have executed this Advisory Agreement as of the date first written above.


                                          INTEGRATED CIRCUIT SYSTEMS, INC.

                                              /s/ Hock E. Tan
                                          -------------------------------
                                          By:     Hock E.Tan
                                          Its:    Chief Executive Officer


                                          ICST ACQUISITION CORP.


                                          By:  /s/ Hock E. Tan
                                               --------------------------
                                          Name:
                                          Its:


     Acknowledged and accepted:

     BAIN CAPITAL, PARTNERS VI, LP. INC.

     By:  BAIN CAPITAL INVESTORS VI, INC.
     Its: General Partner

     By:     /s/ [ILLEGIBLE]
          --------------------
     Name: ___________________
     Its:  ___________________

     IN WITNESS WHEREOF, the parties have executed this Advisory Agreement as of the date first written above.


                                          INTEGRATED CIRCUIT SYSTEMS, INC.

                                               /s/ Hock E. Tan
                                          --------------------------------
                                          By:      Hock E. Tan
                                          Its:     Chief Executive Officer


                                          ICST ACQUISITION CORP.

                                          By:  /s/ Bodil Arlander
                                               ------------------------
                                          Name:    Bodil Arlander
                                          Its:     Vice President


     Acknowledged and accepted:

     BAIN CAPITAL, INC.

     By:   ____________________
     Name: ____________________
     Its:  ____________________

     IN WITNESS WHEREOF, the parties have executed this Advisory Agreement as of the date first written above.


                                          INTEGRATED CIRCUIT SYSTEMS, INC.

                                               /s/ Hock E. Tan
                                          --------------------------------
                                          By:      Hock E. Tan
                                          Its:     Chief Executive Officer


                                          ICST ACQUISITION CORP.

                                          By:  /s/ Bodil Arlander
                                               ------------------------
                                          Name:    Bodil Arlander
                                          Its:     Vice President


     Acknowledged and accepted:

     BAIN CAPITAL, INC.

     By:   ____________________
     Name: ____________________
     Its:  ____________________

     IN WITNESS WHEREOF, the parties have executed this Advisory Agreement as of the date first written above.


                                          INTEGRATED CIRCUIT SYSTEMS, INC.

                                               /s/ Hock E. Tan
                                          --------------------------------
                                          By:      Hock E. Tan
                                          Its:     Chief Executive Officer


                                          ICST ACQUISITION CORP.

                                          By:  /s/ Bodil Arlander
                                               ------------------------
                                          Name:    Bodil Arlander
                                          Its:     Vice President


     Acknowledged and accepted:

     BAIN CAPITAL, INC.

     By:   ____________________
     Name: ____________________
     Its:  ____________________